                                                                   Ex-10.27




                                  Schedules to

                                Primary Supplier

                                    Agreement




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                                                                   Exhibit 10.27

                                                                      SCHEDULE A

                                     Pricing

Purchaser will pay for the *** and any *** at ***.

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Confidential Treatment has been requested with respect to the portions of this agreement marked with three asterisks (***) and the redacted material has been filed separately with the Securities and Exchange Commission.